Exhibit 99.2

PRO FORMA CONSOLIDATED FINANCIAL INFORMATION OF

GOLDEN OVAL EGGS, LLC AND EGG PRODUCTS SEGMENT OF MOARK, LLC

On June 30, 2006, Golden Oval Eggs, LLC (the “Company”) and GOECA, LP (with the Company, the “Buyer”) and MoArk, LLC, Cutler at Abbeville, L.L.C., Hi Point Industries, LLC, L&W Egg Products, Inc., Norco Ranch, Inc. and MoArk Egg Corporation (collectively, the “Seller”) purchased certain assets and assumed certain liabilities relating to Seller’s business of manufacturing, marketing, selling and distributing liquid egg products pursuant to an Asset Purchase and Sale Agreement dated May 23, 2006 (the “Transaction”).

The unaudited pro forma consolidated balance sheet as of May 31, 2006, give effect to the Transaction as if it occurred on May 31, 2006.  The unaudited pro forma consolidated statements of operations for the nine months ended May 31, 2006 and for the year ended August 31, 2005, give effect to the Transaction as if it occurred on August 31, 2004.  The pro forma adjustments reflecting the consummation of the Transaction are based upon the purchase method of accounting and upon the assumptions set forth in the notes hereto.  This pro forma information should be read in conjunction with the audited combined financial statements and notes thereto of the Seller that are included in Exhibit 99.1 to the Form 8-K/A to which this Exhibit 99.2 is attached.

The unaudited pro forma consolidated financial information is presented in accordance with Article 11 of the Securities and Exchange Commission’s Regulation S-X.

Certain costs and expenses presented in these pro forma consolidated financial statements have been allocated based on management’s estimates of the cost of services provided to the Seller.  Management uses different methodologies to allocate the costs to Seller, such as percentage of revenues, headcount, work volume, and floor space.  Management chooses the methodology based on specific situations and these methods are consistently applied each year, where appropriate.  Management believes these allocations are based on assumptions that are reasonable under the circumstances.

The historical operating results may not be indicative of the future results of the Seller should it be operated as a stand-alone entity.  The pro forma adjustments do not reflect any operating efficiencies and cost savings that may be achievable with respect to the combined companies. In addition, the pro forma adjustments do not reflect any operating inefficiencies or extra expenses which might occur with respect to the combined companies.

These pro forma consolidated financial statements do not purport to present results that may actually have been obtained if the Transaction had been in effect during the period covered, or any future results which may in fact be realized.

The following information is not necessarily indicative of the financial position that would have occurred had the Transaction been consummated on the date which the consummation of the Transaction is assumed to occur.  For purposes of preparing the Company’s consolidated financial statements, the Company will establish a new basis for the business’ acquired assets and assumed liability based upon the fair values thereof.  A final determination of the required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made.  Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma consolidated financial information are preliminary and have been made solely for purposes of developing such pro forma consolidated financial information.  The Company will undertake a study to determine the fair value of the assets acquired and liabilities assumed and will make appropriate purchase accounting adjustments upon completion of that study. The actual financial position will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in value and operating results between the dates of the pro forma financial information data and the date on which the Transaction is consummated.

Golden Oval Eggs

Pro-Forma Consolidated Balance Sheet

May 31, 2006

Unaudited

	Golden Oval	Moark Egg			Pro Forma		Consolidated
	Eggs	Products		Eliminations	Adjustments		Total
Assets

Current assets
Cash and cash equivalents	225	—					225
Accounts receivable	6,100	—					6,100
Inventories	11,998	3,394	B				15,392
Restricted cash	1,582	—					1,582
Other current assets	2,230	—					2,230
Total current assets	22,135	3,394		—	—		25,529

Property, plant and equipment
Land and land improvements	11,497	55	B				11,552
Buildings	38,807	2,711	B				41,518
Equipment	59,226	12,944	B				72,170
Construction in progress		—					—
	109,530	15,710		—	—		125,240
Accumulated depreciation	(43,081)						(43,081)
Total property, plant and equipment	66,449	15,710		—	—		82,159

Other assets
Restricted cash		—					—
Investments	1,561	—					1,561
Intangible assets, net	1,609	—					1,609
Note receivable	77	—					77
Intercompany Activity		(19,104	)B		19,104	B	—
Intangible Assets - Moark Purchase		—			42,008	A,B	42,008
Total other assets	3,247	(19,104)		—	61,112		45,255

Total assets	91,831	—		—	61,112		152,943

Golden Oval Eggs

Pro-Forma Consolidated Balance Sheet

May 31, 2006

Unaudited

	Golden Oval	Moark Egg		Pro Forma		Consolidated
	Eggs	Products	Eliminations	Adjustments		Total
Liabilities and Patrons' Equity

Current liabilities
Revolving line of credit	888	—				888
Notes Payable		—				—
Accounts payable	2,630	—		1,112	A	3,742
Accrued interest	530	—				530
Accrued rent and interest - related party		—				—
Accrued compensation	1,157	—				1,157
		—				—
Patronage dividends payable		—				—
Other current liabilities	957	—				957
Current maturities of long-term debt	5,634	—		3,800	A	9,434
Total current liabilities	11,796	—	—	4,912		16,708

Long-term debt, less current maturities	45,822	—		51,200	A	97,022

LLC Members' equity
LLC Members' equity	33,298			5,000	A	38,298
Non-controlling interest in consolidated entities	915					915
Current year income						—

Total Members' equity	34,213	—	—	5,000		39,213

Total liaiblities and patrons' equity	91,831	—	—	61,112		152,943

Golden Oval Eggs

Pro-Forma Consolidated Statement of Operations

Nine Months Ended May 31, 2006

Unaudited

	Golden Oval	Moark Egg		Pro Forma		Consolidated
	Eggs	Products	Eliminations	Adjustments		Total
Income Statement

Revenues	57,332	97,846	(17,055)			138,123

Cost of goods sold	47,215	90,734	(17,055)			120,894

Gross profit	10,117	7,112	—	—		17,229

Operating expenses	6,179	5,223				11,402

Income from operations	3,938	1,889	—	—		5,827

Other income (expense)
Interest expense	(2,008)	(371)		(4,285	)C	(6,664)
Minority interest	5	—				5
Other income	725	451				1,176
Total other expense	(1,278)	80	—	(4,285)		(5,483)

Income before income taxes	2,660	1,969	—	(4,285)		344

Income taxes		—	—	—		—

Net income before extraordinary items	2,660	1,969	—	(4,285)		344

Loss on extinguishment of debt	—	—				—

Net income	2,660	1,969	—	(4,285)		344

Golden Oval Eggs

Pro-Forma Consolidated Statement of Operations

12 months Ended August 31, 2005

Unaudited

	Golden Oval	Moark Egg		Pro Forma		Consolidated
	Eggs	Products	Eliminations	Adjustments		Total
Income Statement

Revenues	63,196	126,312	(19,867)			169,641

Cost of goods sold	52,118	110,465	(19,867)			142,716

Gross profit	11,078	15,847	—	—		26,925

Operating expenses	7,677	5,755				13,432

Income from operations	3,401	10,092	—	—		13,493

Other income (expense)
Interest expense	(6,385)	(2,289)		(5,666	)C	(14,340)
Minority interest	(103)	—				(103)
Other income	750	(624)				126
Total other expense	(5,738)	(2,913)	—	(5,666)		(14,317)

Income before income taxes	(2,337)	7,179	—	(5,666)		(824)

Income taxes	(378)	—	—	—		(378)

Net income before extraordinary items	(1,959)	7,179	—	(5,666)		(446)

Loss on extinguishment of debt	—	—				—

Net income	(1,959)	7,179	—	(5,666)		(446)

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments relate to the purchase as if it had occurred as of May 31, 2006.  The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained.  Amounts are in thousands.

(A)  Purchase Price Adjustment

The purchase price adjustments reflect the cash payment made for the purchase of the Egg Products Segment of Moark, LLC and the acquisition- related costs incurred by Golden Oval Eggs, LLC.

For the purposes of the pro forma financial information, the following table presents the components of the purchase price consideration.

Debt	$55,000
Equity	5,000
Estimated acquisition-related costs	1,375
$ 61,375

The acquisition-related expenses consist primarily of legal and accounting fees, consulting and other directly related charges.  As of May 31, 2006, Golden Oval had recorded  $263 of accrued acquisition costs and classified these charges as intangible assets.  The remaining $1,112 appears as a pro forma adjustment to other accrued liabilities.

(B)  Purchase Price Allocation

The following represents the preliminary allocation of the purchase price to the acquired assets and is based on May 31, 2006 balances for pro forma purposes only.  This allocation is based on appraised values performed by a third-party appraiser.  For the purposes of the pro forma, the tangible assets were allocated to the Egg Products Segment and show up as an intercompany receivable for Golden Oval Eggs.  The breakdown of identifiable intangible assets has not yet been determined and thus for purposes of the pro forma has been treated as goodwill with no amortization reflected.

Property, Plant & Equipment	$15,710
Inventories	3,394
Acquisition costs	1,375
Intangible assets	40,896
$61,375

(C)  This adjustment represents the interest charges associated with the additional $55,000 in debt.  For the unaudited pro forma consolidated statement of operations ending May 31, 2006, the adjustment relate as if it had occurred on September 1, 2005. For the unaudited pro forma consolidated statement of operations ending October 31, 2005, the adjustment relate as if it had occurred on September 1, 2004.

(D)  All intercompany activity has been eliminated.

(E)  The transaction had no effect on income taxes.